VISTA SELECT GROWTH AND INCOME FUND
SUPPLEMENT DATED APRIL 9, 1998
TO THE PROSPECTUS DATED DECEMBER 15, 1997

The following language supersedes the second sentence of the third paragraph in "Performance Information" on page 15 of the Prospectus:

"The performance data for the Fund prior to January 6, 1998 is based upon the historical performance of the Chase Vista Growth and Income Fund. The Chase Vista Growth and Income Fund is a separate investment company which invests all of its investable assets in the Portfolio, adjusted to eliminate the effects of any sales charges with respect to such Class A shares."


VSGI-36-498